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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: February 4, 2005

                                   uWink, Inc.
             (Exact name of registrant as specified in its charter)

          Utah                      000-29217                       87-0412110
------------------------------     ------------                  ---------------
      (State or other              (Commission                   (IRS Employer
jurisdiction of incorporation)     File Number)                  Identification)


               5443 Beethoven Street Los Angeles, California 90066
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (310) 827-6900

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 5 -- Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         The registrant today announced that Mr. Peter Sprague resigned from its Board of Directors. No reason was cited for Mr. Sprague's resignation. In an e-mail containing his resignation, Mr. Sprague stated, "I have enjoyed my membership on the Board and stand by to be of any assistance in the future should it be helpful."


Section 9 -- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         a) Resignation letter of Mr. Sprague



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  February 4, 2005                    uWink, Inc.
      -------------------

                                           By:

                                           S/S LAWRENCE C. EARLY
                                           ---------------------
                                           Lawrence C. Early
                                           Chief Financial Officer and Secretary




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From: Peter Sprague

Sent: Wednesday, January 26, 2005 1:29 PM
To: lawrence.early, nolanb, nancyn
Subject: My resignation

I hereby resign as a member of the Uwink Board of Directors.

I have enjoyed my membership on the Board and stand by to be of any assistance in the future should it be helpful.

Sincerely

Peter J Sprague
January 26, 2005